EXHIBIT 10.2

                             SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT is made by and between Intelect Communications Systems Limited, a Bermuda corporation (the "Company") and Isaac Arnold, Jr. ("Arnold"). Each of the parties hereby agree as follows:

      1. AGREEMENT TO SUBSCRIBE AND PURCHASE. Arnold hereby subscribes for Thirty Thousand (30,000) of the Company's Common Shares (the "Shares") for a purchase price of $5.00 per share. Arnold shall pay an aggregate of One Hundred Fifty Thousand Dollars ($150,000) (the "Purchase Price") for the shares by delivering same day funds in United States dollars. The Shares will be issued by the Company's transfer agent, American Stock Transfer & Trust Company, within 15 days of the date of this Agreement.

      2. REPRESENTATIONS AND COVENANTS.

      (a) Arnold represents, warrants and covenants to the Company as follows:

            (i) This Agreement has been duly authorized, validly executed and delivered on behalf of Arnold and is a valid and binding agreement of Arnold in accordance with its terms, subject to general principles of equity and to the effect of bankruptcy or other similar laws affecting the enforcement of creditors' rights;

            (ii) Arnold is purchasing the shares for its own account for investment purposes and not with a view towards distribution. Arnold understands and agrees that it must bear the economic risks of its investment for an indefinite period of time. Arnold has received and carefully reviewed copies of the Company's Form 10-K for the fiscal year ending December 31, 1997 and the Forms 10-Q for the first and second quarterly periods of 1997 (the "Public Documents"). Arnold understands that the offer and sale of the shares are being made only by means of this Agreement. No representations or warranties have been made to Arnold by Seller, the officers or directors of Seller, or any agent, employee or affiliate of any of them except as set forth herein. Arnold is aware that the purchase of the shares involves a high degree of risk and that it may sustain, and has the financial ability to sustain, the loss of its entire investment. Arnold has had the opportunity to ask questions of, and receive answers and satisfactory to it from, the Company's management regarding the Company. Arnold understands that no Federal or state governmental authority has made any finding or determination relating to the fairness of an investment in the shares and that no Federal or state governmental authority has recommended or endorsed, or will recommend or endorse, the investment herein. Arnold, in making the decision to purchase the shares subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties other than pursuant to this Agreement. Arnold has significant assets, and upon consummation of the purchase of the shares, will continue to have significant assets exclusive of the shares. Arnold has not been organized for the purpose of acquiring the shares;

            (iii) Arnold is an "accredited investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended (the "Securities Act");

            (iv) Arnold understands that the shares are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying in part upon the truth and accuracy of the representations, warranties, agreements acknowledgments and understandings of Arnold set forth herein in order to determine the applicability of such provisions;

            (v) Arnold, in making the decision to purchase the shares subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties other than pursuant to this Agreement; and

            (vi) Arnold understands that the Shares have not been registered under the Securities Act and therefore it cannot dispose of any or all of the Shares unless such Shares are subsequently registered under the Securities Act or exemptions from such registration are available. Arnold acknowledges that a legend substantially as follows will be placed on the certificates representing the Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SHARES WILL NOT TRANSFER SUCH SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

      (b) The Company represents, warrants and covenants that the Public Documents do not contain any misstatement of material fact or omit to include any material information necessary to make the statements contained therein not misleading.

      3.    REGISTRATION RIGHTS.

      (a) The Company contemplates filing a registration statement on Form S-3 (the "Form S-3 Registration Statement") providing for the resale of the Shares, and the Company will use its best efforts to cause such Form S-3 Registration Statement to be declared effective on or before the earlier of September 30, 1997 or two business days following receipt of a "no-review" or similar letter from the Securities and Exchange Commission. In the event such Form S-3 Registration Statement is not declared effective by October 15, 1997, then if after October 15, 1997, the Company or any shareholder of the Company shall determine to register any of its securities (except for registration statements relating to employee benefit plans or exchange offers), either for its own account or the account of a security holder, the Company will promptly give to Arnold written notice thereof no less than 10 days prior to the filing of any registration statement; and include in such registration (and any related qualification under blue sky laws or other compliance), and in the underwriting involved therein, if any, such Shares as Arnold may request in a writing delivered to the Company within 5 days after Arnold's receipt of Company's written notice. Arnold may participate in any number of such registrations until all of the Shares held by Arnold have been distributed pursuant to a registration or until the Shares are transferable pursuant to Rule 144(k) under the Securities Act.

      (b) The Company further agrees that in the event the Shares are not registered with the SEC by October 15, 1997, then if, on the date the Shares are eventually registered with the SEC, the average closing market bid price of the Company's Common Stock for the five (5) consecutive trading days preceding such date (the "Registration Date Average Trading Price") is below $5.00 per share, then the Company will issue to Arnold an additional number of shares of the Company's Common Stock which, taken together with the shares issued to Arnold under Section 1 of this Agreement, would be equal to the quotient of $150,000.00 divided by the Registration Date Average Trading Price. Notwithstanding the foregoing, for purposes of this Section 3(b), in no event will the Registration Date Trading Price ever be deemed to be below $3.00 per share. As an example of the foregoing, if the Registration Date Trading Price is $4.00 per share, then the Company will be required to issue an additional 7,500 shares of its Common Stock to Arnold ($150,000 divided by $4.00 = an aggregate of 37,500 shares; 37,500 shares minus 30,000 issued pursuant to Section 1 of this Agreement = 7,500 additional shares).

      (c) If any registration statement described in this Section 3 is an underwritten public offering, the right of Arnold to registration pursuant to this Section shall be conditioned upon each such holder's participation in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Shares in the underwriting shall be limited to the extent provided herein. Arnold and all other shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling shareholders (including Arnold) would materially adversely effect such offering, the number of Shares to be registered, together with the number of shares of Common Stock or other securities held by other shareholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of Shares proposed to be sold by Arnold as compared to the number of shares proposed to be sold by all shareholders.

      (d) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not Arnold has elected to include securities in such registration.

      (e) All registration expenses shall be borne by the Company. Unless otherwise stated herein, all selling expenses relating to securities registered on behalf of the holders of Registrable Securities shall be borne by the holders of Registrable Securities.

      4. TRANSFERABILITY. No party may assign this Agreement or the rights and obligations hereunder without the express written consent of the other parties. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of each of the parties hereto and its respective successors and assigns, including any corporation with which, or into which, a party hereto may be merged or which may succeed thereto.

      5. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Texas.

      6. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and Arnold.

      7. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed to such party at its address set forth below or at such other address as either of the parties hereby may hereafter notify the other in writing.

To Corporation:   INTELECT COMMUNICATIONS SYSTEMS LIMITED
                  1100 Executive Drive
                  Richardson, Texas 75081
                  Telephone:  972-367-2100
                  Telecopy:  972-367-2271
                  Attention:  Herman Frietsch, Chairman and CEO

with a copy to:   Philip P. Sudan, Jr.
                  Ryan & Sudan, L.L.P.
                  909 Fannin, 39th Floor
                  Houston, Texas 77010
                  Telephone:  713-652-0501
                  Telecopy:  713-652-0503

To Arnold:        Isaac Arnold, Jr.
                  601 Jefferson, Suite 4000
                  Houston, Texas 77002

      8. DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

      9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      10. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

      11. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

      IN WITNESS WHEREOF, the Company and Arnold have executed this Agreement this 22 day of August, 1997.

                              INTELECT COMMUNICATIONS SYSTEMS LIMITED

                              By: /s/ EDWIN J. DUCAYET, JR.
                              Name:   Edwin J. Ducayet, Jr.
                              Title:  Vice President/Chief Financial Officer

                              ISAAC ARNOLD, JR.

                              /s/ ISAAC ARNOLD, JR.
                              Isaac Arnold, Jr.

                             SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT is made by and between Intelect Communications Systems Limited, a Bermuda corporation (the"Company") and Arnold Corporation, a Texas corporation ("Arnold"). Each of the parties hereby agree as follows:

      1. AGREEMENT TO SUBSCRIBE AND PURCHASE. Arnold hereby subscribes for Ten Thousand (10,000) of the Company's Common Shares (the "Shares") for a purchase price of $5.00 per share. Arnold shall pay an aggregate of Fifty Thousand Dollars ($50,000) (the "Purchase Price") for the shares by delivering same day funds in United States dollars. The Shares will be issued by the Company's transfer agent, American Stock Transfer & Trust Company, within 15 days of the date of this Agreement.

      2. REPRESENTATIONS AND COVENANTS.

      (a) Arnold represents, warrants and covenants to the Company as follows:

            (i) This Agreement has been duly authorized, validly executed and delivered on behalf of Arnold and is a valid and binding agreement of Arnold in accordance with its terms, subject to general principles of equity and to the effect of bankruptcy or other similar laws affecting the enforcement of creditors' rights;

            (ii) Arnold is purchasing the shares for its own account for investment purposes and not with a view towards distribution. Arnold understands and agrees that it must bear the economic risks of its investment for an indefinite period of time. Arnold has received and carefully reviewed copies of the Company's Form 10-K for the fiscal year ending December 31, 1997 and the Forms 10-Q for the first and second quarterly periods of 1997 (the "Public Documents"). Arnold understands that the offer and sale of the shares are being made only by means of this Agreement. No representations or warranties have been made to Arnold by Seller, the officers or directors of Seller, or any agent, employee or affiliate of any of them except as set forth herein. Arnold is aware that the purchase of the shares involves a high degree of risk and that it may sustain, and has the financial ability to sustain, the loss of its entire investment. Arnold has had the opportunity to ask questions of, and receive answers and satisfactory to it from, the Company's management regarding the Company. Arnold understands that no Federal or state governmental authority has made any finding or determination relating to the fairness of an investment in the shares and that no Federal or state governmental authority has recommended or endorsed, or will recommend or endorse, the investment herein. Arnold, in making the decision to purchase the shares subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties other than pursuant to this Agreement. Arnold has significant assets, and upon consummation of the purchase of the shares, will continue to have significant assets exclusive of the shares. Arnold has not been organized for the purpose of acquiring the shares;

            (iii) Arnold is an "accredited investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended (the "Securities Act");

            (iv) Arnold understands that the shares are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying in part upon the truth and accuracy of the representations, warranties, agreements acknowledgments and understandings of Arnold set forth herein in order to determine the applicability of such provisions;

            (v) Arnold, in making the decision to purchase the shares subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties other than pursuant to this Agreement; and

            (vi) Arnold understands that the Shares have not been registered under the Securities Act and therefore it cannot dispose of any or all of the Shares unless such Shares are subsequently registered under the Securities Act or exemptions from such registration are available. Arnold acknowledges that a legend substantially as follows will be placed on the certificates representing the Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SHARES WILL NOT TRANSFER SUCH SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

      (b) The Company represents, warrants and covenants that the Public Documents do not contain any misstatement of material fact or omit to include any material information necessary to make the statements contained therein not misleading.

      3.    REGISTRATION RIGHTS.

      (a) The Company contemplates filing a registration statement on Form S-3 (the "Form S-3 Registration Statement") providing for the resale of the Shares, and the Company will use its best efforts to cause such Form S-3 Registration Statement to be declared effective on or before the earlier of September 30, 1997 or two business days following receipt of a "no-review" or similar letter from the Securities and Exchange Commission. In the event such Form S-3 Registration Statement is not declared effective by October 15, 1997, then if after October 15, 1997, the Company or any shareholder of the Company shall determine to register any of its securities (except for registration statements relating to employee benefit plans or exchange offers), either for its own account or the account of a security holder, the Company will promptly give to Arnold written notice thereof no less than 10 days prior to the filing of any registration statement; and include in such registration (and any related qualification under blue sky laws or other compliance), and in the underwriting involved therein, if any, such Shares as Arnold may request in a writing delivered to the Company within 5 days after Arnold's receipt of Company's written notice. Arnold may participate in any number of such registrations until all of the Shares held by Arnold have been distributed pursuant to a registration or until the Shares are transferable pursuant to Rule 144(k) under the Securities Act.

      (b) The Company further agrees that in the event the Shares are not registered with the SEC by October 15, 1997, then if, on the date the Shares are eventually registered with the SEC, the average closing market bid price of the Company's Common Stock for the five (5) consecutive trading days preceding such date (the "Registration Date Average Trading Price") is below $5.00 per share, then the Company will issue to Arnold an additional number of shares of the Company's Common Stock which, taken together with the shares issued to Arnold under Section 1 of this Agreement, would be equal to the quotient of $50,000.00 divided by the Registration Date Average Trading Price. Notwithstanding the foregoing, for purposes of this Section 3(b), in no event will the Registration Date Trading Price ever be deemed to be below $3.00 per share. As an example of the foregoing, if the Registration Date Trading Price is $4.00 per share, then the Company will be required to issue an additional 2,500 shares of its Common Stock to Arnold ($50,000 divided by $4.00 = an aggregate of 12,500 shares; 12,500 shares minus 10,000 issued pursuant to Section 1 of this Agreement = 2,500 additional shares).

      (c) If any registration statement described in this Section 3 is an underwritten public offering, the right of Arnold to registration pursuant to this Section shall be conditioned upon each such holder's participation in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Shares in the underwriting shall be limited to the extent provided herein. Arnold and all other shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling shareholders (including Arnold) would materially adversely effect such offering, the number of Shares to be registered, together with the number of shares of Common Stock or other securities held by other shareholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of Shares proposed to be sold by Arnold as compared to the number of shares proposed to be sold by all shareholders.

      (d) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not Arnold has elected to include securities in such registration.

      (e) All registration expenses shall be borne by the Company. Unless otherwise stated herein, all selling expenses relating to securities registered on behalf of the holders of Registrable Securities shall be borne by the holders of Registrable Securities.

      4. TRANSFERABILITY. No party may assign this Agreement or the rights and obligations hereunder without the express written consent of the other parties. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of each of the parties hereto and its respective successors and assigns, including any corporation with which, or into which, a party hereto may be merged or which may succeed thereto.

      5. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Texas.

      6. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and Arnold.

      7. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed to such party at its address set forth below or at such other address as either of the parties hereby may hereafter notify the other in writing.

To Corporation:   INTELECT COMMUNICATIONS SYSTEMS LIMITED
                  1100 Executive Drive
                  Richardson, Texas 75081
                  Telephone:  972-367-2100
                  Telecopy:  972-367-2271
                  Attention:  Herman Frietsch, Chairman and CEO

with a copy to:   Philip P. Sudan, Jr.
                  Ryan & Sudan, L.L.P.
                  909 Fannin, 39th Floor
                  Houston, Texas 77010
                  Telephone:  713-652-0501
                  Telecopy:  713-652-0503

To Arnold:        Arnold Corporation
                  601 Jefferson, Suite 4000
                  Houston, Texas 77002

      8. DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

      9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      10. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

      11. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

      IN WITNESS WHEREOF, the Company and Arnold have executed this Agreement this 22 day of August, 1997.

                              INTELECT COMMUNICATIONS SYSTEMS LIMITED

                              By: /s/ EDWIN J. DUCAYET, JR.
                              Name:   Edwin J. Ducayet, Jr.
                              Title:  Vice President/Chief Financial Officer

                              ARNOLD CORPORATION

                              By: ____________________________________________
                              Its: ___________________________________________

                             SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT is made by and between Intelect Communications Systems Limited, a Bermuda corporation (the"Company") and Meridian Fund, Ltd., a Texas limited partnership ("Meridian"). Each of the parties hereby agree as follows:

      1. AGREEMENT TO SUBSCRIBE AND PURCHASE. Meridian hereby subscribes for Twenty Thousand (20,000) of the Company's Common Shares (the "Shares") for a purchase price of $5.00 per share. Meridian shall pay an aggregate of One Hundred Thousand Dollars ($100,000) (the "Purchase Price") for the shares by delivering same day funds in United States dollars. The Shares will be issued by the Company's transfer agent, American Stock Transfer & Trust Company, within 15 days of the date of this Agreement.

      2.    REPRESENTATIONS AND COVENANTS.

      (a) Meridian represents, warrants and covenants to the Company as follows:

            (i) This Agreement has been duly authorized, validly executed and delivered on behalf of Meridian and is a valid and binding agreement of Meridian in accordance with its terms, subject to general principles of equity and to the effect of bankruptcy or other similar laws affecting the enforcement of creditors' rights;

            (ii) Meridian is purchasing the shares for its own account for investment purposes and not with a view towards distribution. Meridian understands and agrees that it must bear the economic risks of its investment for an indefinite period of time. Meridian has received and carefully reviewed copies of the Company's Form 10-K for the fiscal year ending December 31, 1997 and the Forms 10-Q for the first and second quarterly periods of 1997 (the "Public Documents"). Meridian understands that the offer and sale of the shares are being made only by means of this Agreement. No representations or warranties have been made to Meridian by Seller, the officers or directors of Seller, or any agent, employee or affiliate of any of them except as set forth herein. Meridian is aware that the purchase of the shares involves a high degree of risk and that it may sustain, and has the financial ability to sustain, the loss of its entire investment. Meridian has had the opportunity to ask questions of, and receive answers and satisfactory to it from, the Company's management regarding the Company. Meridian understands that no Federal or state governmental authority has made any finding or determination relating to the fairness of an investment in the shares and that no Federal or state governmental authority has recommended or endorsed, or will recommend or endorse, the investment herein. Meridian, in making the decision to purchase the shares subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties other than pursuant to this Agreement. Meridian has significant assets, and upon consummation of the purchase of the shares, will continue to have significant assets exclusive of the shares. Meridian has not been organized for the purpose of acquiring the shares;

            (iii) Meridian is an "accredited investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended (the "Securities Act");

            (iv) Meridian understands that the shares are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying in part upon the truth and accuracy of the representations, warranties, agreements acknowledgments and understandings of Meridian set forth herein in order to determine the applicability of such provisions;

            (v) Meridian, in making the decision to purchase the shares subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties other than pursuant to this Agreement; and

            (vi) Meridian understands that the Shares have not been registered under the Securities Act and therefore it cannot dispose of any or all of the Shares unless such Shares are subsequently registered under the Securities Act or exemptions from such registration are available. Meridian acknowledges that a legend substantially as follows will be placed on the certificates representing the Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SHARES WILL NOT TRANSFER SUCH SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

      (b) The Company represents, warrants and covenants that the Public Documents do not contain any misstatement of material fact or omit to include any material information necessary to make the statements contained therein not misleading.

      3.    REGISTRATION RIGHTS.

      (a) The Company contemplates filing a registration statement on Form S-3 (the "Form S-3 Registration Statement") providing for the resale of the Shares, and the Company will use its best efforts to cause such Form S-3 Registration Statement to be declared effective on or before

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the earlier of September 30, 1997 or two business days following receipt of a
"no-review" or similar letter from the Securities and Exchange Commission. In the event such Form S-3 Registration Statement is not declared effective by October 15, 1997, then if after October 15, 1997, the Company or any shareholder of the Company shall determine to register any of its securities (except for registration statements relating to employee benefit plans or exchange offers), either for its own account or the account of a security holder, the Company will promptly give to Meridian written notice thereof no less than 10 days prior to the filing of any registration statement; and include in such registration (and any related qualification under blue sky laws or other compliance), and in the underwriting involved therein, if any, such Shares as Meridian may request in a writing delivered to the Company within 5 days after Meridian's receipt of Company's written notice. Meridian may participate in any number of such registrations until all of the Shares held by Meridian have been distributed pursuant to a registration or until the Shares are transferable pursuant to Rule 144(k) under the Securities Act.

      (b) The Company further agrees that in the event the Shares are not registered with the SEC by October 15, 1997, then if, on the date the Shares are eventually registered with the SEC, the average closing market bid price of the Company's Common Stock for the five (5) consecutive trading days preceding such date (the "Registration Date Average Trading Price") is below $5.00 per share, then the Company will issue to Meridian an additional number of shares of the Company's Common Stock which, taken together with the shares issued to Meridian under Section 1 of this Agreement, would be equal to the quotient of $100,000.00 divided by the Registration Date Average Trading Price. Notwithstanding the foregoing, for purposes of this Section 3(b), in no event will the Registration Date Trading Price ever be deemed to be below $3.00 per share. As an example of the foregoing, if the Registration Date Trading Price is $4.00 per share, then the Company will be required to issue an additional 5,000 shares of its Common Stock to Meridian ($100,000 divided by $4.00 = an aggregate of 25,000 shares; 25,000 shares minus 20,000 issued pursuant to Section 1 of this Agreement = 5,000 additional shares).

      (c) If any registration statement described in this Section 3 is an underwritten public offering, the right of Meridian to registration pursuant to this Section shall be conditioned upon each such holder's participation in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Shares in the underwriting shall be limited to the extent provided herein. Meridian and all other shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling shareholders (including Meridian) would materially adversely effect such offering, the number of Shares to be registered, together with the number of shares of Common Stock or other securities held by other shareholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of Shares proposed to be sold by Meridian as compared to the number of shares proposed to be sold by all shareholders.

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
      (d) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not Meridian has elected to include securities in such registration.

      (e) All registration expenses shall be borne by the Company. Unless otherwise stated herein, all selling expenses relating to securities registered on behalf of the holders of Registrable Securities shall be borne by the holders of Registrable Securities.

      4. TRANSFERABILITY. No party may assign this Agreement or the rights and obligations hereunder without the express written consent of the other parties. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of each of the parties hereto and its respective successors and assigns, including any corporation with which, or into which, a party hereto may be merged or which may succeed thereto.

      5. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Texas.

      6. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and Meridian.

      7. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed to such party at its address set forth below or at such other address as either of the parties hereby may hereafter notify the other in writing.

To Corporation:   INTELECT COMMUNICATIONS SYSTEMS LIMITED
                  1100 Executive Drive
                  Richardson, Texas 75081
                  Telephone:  972-367-2100
                  Telecopy:  972-367-2271
                  Attention:  Herman Frietsch, Chairman and CEO

with a copy to:   Philip P. Sudan, Jr.
                  Ryan & Sudan, L.L.P.
                  909 Fannin, 39th Floor
                  Houston, Texas 77010
                  Telephone:  713-652-0501
                  Telecopy:  713-652-0503

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
To Meridian:      Meridian Fund, Ltd.
                  601 Jefferson, Suite 4000
                  Houston, Texas 77002

      8. DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

      9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      10. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

      11. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

      IN WITNESS WHEREOF, the Company and Meridian have executed this Agreement this 22 day of August, 1997.

                              INTELECT COMMUNICATIONS SYSTEMS LIMITED

                              By: /s/ EDWIN J. DUCAYET, JR.
                              Name:   Edwin J. Ducayet, Jr.
                              Title:  Vice President/Chief Financial Officer

                              MERIDIAN FUND, LTD.

                              By: ______________________________________
                              Its: _____________________________________

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